SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2000
        -----------------------------------------------------------------

                                 NCT Group, Inc.
                   -------------------------------------------

               (Exact name of Registrant as specified in Charter)


        Delaware                       0-18267                      59-2501025
----------------------             ---------------                --------------
(State or other juris-               (Commission                  (IRS Employer
diction of incorporation)            File Number)                 Identification
                                                                      Number)


20 Ketchum Street, Westport, Connecticut                               06880
----------------------------------------                           -------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code:               (203) 226-4447


                                      None
          (Former name or former address, if changes since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On August 18, 2000, NCT Group, Inc. (the "Company") acquired 100% of the common stock of Theater Radio Network, Inc. in exchange for 7,405,214 shares of common stock of the Company. Please refer to the full text of the August 23, 2000 press release which is included herewith as Exhibit 99 (a).


ITEM 7.    EXHIBITS.

Exhibit No.           Description                                         Page
 99                   Press Release of August 23, 2000                     4

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NCT GROUP, INC.
                                   Registrant



                                              By: /s/ Cy E. Hammond
                                                  -------------------------
                                                  Cy E. Hammond
                                                  Senior Vice President and
                                                  Chief Financial Officer


Date:   September 5, 2000